                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                            Date of report: 16-Aug-01

                         CIT Equipment Collateral 2001-1

A New York                  Commission File                 I.R.S. Employer
Corporation                 No. 0001136811                  No. 51-0407692

                             c/o Capita Corporation
                      650 CIT Drive, Livingston, N.J. 07039
                         Telephone Number (973) 740-5000

Item 5. Other
                         CIT Equipment Collateral 2001-1
                            Monthly Servicing Report



                                                                                           Determination Date:       08/16/01
                                                                                            Collection Period:       07/31/01
                                                                                                 Payment Date:       08/20/01

I. AVAILABLE FUNDS

   A.  Available Pledged Revenues

        a.       Scheduled Payments Received                                                                  $ 25,266,136.02
        b.       Liquidation Proceeds Allocated to Owner Trust                                                   1,594,133.44
        c.       Required Payoff Amounts of Prepaid Contracts                                                    2,139,025.24
        d.       Required Payoff Amounts of Purchased Contracts                                                          0.00
        e.       Proceeds of Clean-up Call                                                                               0.00
        f.       Investment Earnings on Collection Account and Note Distribution Account                                 0.00
                                                                                                              ----------------

                                                             Total Available Pledged Revenues                 $ 28,999,294.70

   B.  Determination of Available Funds

        a.       Total Available Pledged Revenues                                                             $ 28,999,294.70
        b.       Receipt from Class A-4 Swap Counterparty                                                                0.00
        c.       Servicer Advances                                                                               3,399,767.51
        d.       Recoveries of  prior Servicer Advances                                                         (3,364,957.67)
        e.       Withdrawal from Cash Collateral Account                                                           962,967.80
                                                                                                              ----------------

                                                             Total Available Funds =                            29,997,072.34

II. DISTRIBUTION AMOUNTS

    A.  COLLECTION ACCOUNT DISTRIBUTIONS

            1.    Reimbursement of Servicer Advances

            2     Servicing Fee                                                                                  438,757.87

            3     Class A-1 Note Interest Distribution                                      188,784.98
                  Class A-1 Note Principal Distribution                                  24,914,759.94
                                                 Aggregate Class A-1 distribution                             25,103,544.92

            4     Class A-2 Note Interest Distribution                                    1,062,566.67
                  Class A-2 Note Principal Distribution                                           0.00
                                                 Aggregate Class A-2 distribution                              1,062,566.67

            5.    Class A-3 Note Interest Distribution                                    1,015,491.67
                  Class A-3 Note Principal Distribution                                           0.00
                                                 Aggregate Class A-3 distribution                              1,015,491.67

            6.    Class A-4 Note Interest Distribution                                      447,551.76
                  Class A-4 Note Principal Distribution                                           0.00
                                                 Aggregate Class A-4 distribution                                447,551.76

            7.    Class B Note Interest Distribution                                         46,596.09
                  Class B Note Principal Distribution                                       397,575.96
                                                   Aggregate Class B distribution                                444,172.05

            8.    Class C Note Interest Distribution                                         64,702.16
                  Class C Note Principal Distribution                                       530,101.28
                                                   Aggregate Class C distribution                                594,803.44

            9.    Class D Note Interest Distribution                                         89,360.35
                  Class D Note Principal Distribution                                       662,626.59
                                                   Aggregate Class D distribution                                751,986.94

           10.    Payment due to the Class A-4 Swap Counterparty                                                 138,197.02

           11.    Deposit to the Cash Collateral Account                                                               0.00

           12.    Amounts in accordance with the CCA Loan Agreement                                                    0.00

           13.    To the holder of the equity certificate                                                              0.00


                                                 Collection Account Distributions =                           29,997,072.34
                                                                                                           =================



    B.  CASH COLLATERAL ACCOUNT DISTRIBUTIONS

            1.    Payment due on the Senior Loan                                                               1,130,431.87

            2.    Payment due on the Holdback                                                                          0.00

            3.    Payment to the Depositor                                                                             0.00
                                                                                                           -----------------

                                                 Cash Collateral Account Distributions =                       1,130,431.87
                                                                                                           =================

III.    INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES


                   -----------------------------------------------------------------------------------------------------------
                          Distribution                Class A-1                 Class A-2                 Class A-3
                             Amounts                    Notes                     Notes                     Notes
                   -----------------------------------------------------------------------------------------------------------

             1.           Interest Due                     188,784.98              1,062,566.67              1,015,491.67
             2            Interest Paid                    188,784.98              1,062,566.67              1,015,491.67
             3         Interest Shortfall                        0.00                      0.00                      0.00
                         ((1) minus (2))
             4           Principal Paid                 24,914,759.94                      0.00                      0.00

             5      Total Distribution Amount           25,103,544.92                      0.00                447,551.76
                         ((2) plus (4))

                   ----------------------------------------------------------------
                          Distribution                    Class A-4
                             Amounts                        Notes
                   ----------------------------------------------------------------

             1.           Interest Due                           447,551.76
             2            Interest Paid                          447,551.76
             3         Interest Shortfall                              0.00
                         ((1) minus (2))
             4           Principal Paid                                0.00

             5      Total Distribution Amount                    138,197.02
                         ((2) plus (4))



                   ----------------------------------------------------------------------------------------------------------
                          Distribution                 Class B                   Class C                   Class D
                             Amounts                    Notes                     Notes                     Notes
                   ----------------------------------------------------------------------------------------------------------

             1.           Interest Due                      46,596.09                 64,702.16                 89,360.35
             2            Interest Paid                     46,596.09                 64,702.16                 89,360.35
             3         Interest Shortfall                        0.00                      0.00                      0.00
                         ((1) minus (2))
             4           Principal Paid                    397,575.96                530,101.28                662,626.59

             5      Total Distribution Amount              444,172.05                594,803.44                751,986.94
                         ((2) plus (4))


                   ---------------------------------------------------------------
                          Distribution                 Total Offered
                             Amounts                       Notes
                   ---------------------------------------------------------------

             1.           Interest Due                        2,915,053.68
             2            Interest Paid                       2,915,053.68
             3         Interest Shortfall                             0.00
                         ((1) minus (2))
             4           Principal Paid                      26,505,063.77

             5      Total Distribution Amount                27,480,256.13
                         ((2) plus (4))



 IV.   Information Regarding the Securities

     A    Summary of Balance Information


                   ------------------------------------------------------------------------------------------------------

                                                     Applicable             Principal Balance           Class Factor
                              Class                    Coupon                    Aug-01                    Aug-01
                                                        Rate                  Payment Date              Payment Date

                   ------------------------------------------------------------------------------------------------------

             a.          Class A-1 Notes               5.0325%                   18,648,910.96             0.10361
             b.          Class A-2 Notes               5.0200%                  254,000,000.00             1.00000
             c.          Class A-3 Notes               5.2300%                  233,000,000.00             1.00000
             d.          Class A-4 Notes               4.0188%                  129,328,157.00             1.00000
             e.           Class B Notes                5.3100%                   10,132,612.79             0.79738
             f.           Class C Notes                5.5300%                   13,510,150.38             0.79738
             g.           Class D Notes                6.1100%                   16,887,687.98             0.79738

             h.                              Total Offered Notes                675,507,519.10

             i.                           One - Month Libor Rate                        3.8288%



                   -------------------------------------------------------------------------------

                                                   Principal Balance             Class Factor
                              Class                      Jul-01                     Jul-01
                                                      Payment Date               Payment Date

                   -------------------------------------------------------------------------------
             a.          Class A-1 Notes                43,563,670.90                0.24202
             b.          Class A-2 Notes               254,000,000.00                1.00000
             c.          Class A-3 Notes               233,000,000.00                1.00000
             d.          Class A-4 Notes               129,328,157.00                1.00000
             e.           Class B Notes                 10,530,188.74                0.82867
             f.           Class C Notes                 14,040,251.66                0.82867
             g.           Class D Notes                 17,550,314.57                0.82867

             h.        Total Offered Notes             702,012,582.87

             i.        One-Month Libor Rate

    B    Other Information

               ---------------------------------------------------------------------------

                                          Scheduled              Scheduled
                                      Principal Balance      Principal Balance
                   Class                   Jul-01                 Jun-01
                                        Payment Date           Payment Date

               ---------------------------------------------------------------------------


              Class A-1 Notes            41,921,202.00          64,905,759.00


               -------------------------------------------------------------------------------------------------------------------

                                                                                      Target                  Class
                                                     Class                       Principal Amount             Floor
                   Class                          Percentage                          Aug-01                 Aug-01
                                                                                   Payment Date           Payment Date

               -------------------------------------------------------------------------------------------------------------------


                  Class A                           94.00%                         634,977,067.96
                  Class B                            1.50%                          10,132,612.79                   0.00
                  Class C                            2.00%                          13,510,150.38                   0.00
                  Class D                            2.50%                          16,887,687.98                   0.00

               --------------------------------------------------------------------------------------------------------

                                                   Target                                   Class
                                              Principal Amount                              Floor
                   Class                           Jul-01                                  Jul-01
                                                Payment Date                            Payment Date

               --------------------------------------------------------------------------------------------------------


                  Class A                        659,891,827.90
                  Class B                         10,530,188.74                                    0.00
                  Class C                         14,040,251.66                                    0.00
                  Class D                         17,550,314.57                                    0.00



 V. PRINCIPAL

    A.  MONTHLY PRINCIPAL AMOUNT

            1.    Principal Balance of Notes and Equity Certificates                         702,012,582.87
                  (End of Prior Collection Period)
            2.    Contract Pool Principal Balance (End of Collection Period)                 675,507,519.10
                                                                                        --------------------

                                                   Total monthly principal amount             26,505,063.77



VI. CONTRACT POOL DATA

    A.  CONTRACT POOL CHARACTERISTICS

                                                 ---------------------------------------------------------------------------
                                                     Original                  Aug-01                     Jul-01
                                                       Pool                 Payment Date               Payment Date
                                                 ---------------------------------------------------------------------------

            1.    a.  Contract Pool Balance         847,157,614.00           675,507,519.10              702,012,582.87
                  b.  No of Contracts                       47,846                   46,072                      46,456

            2.    Weighted Average Remaining Term            40.60                     35.9                        36.7
            3.    Weighted Average Original Term              44.1

     B.  DELINQUENCY INFORMATION

                                                                   ---------------------------------------------------------
                                                                         % of                        % of Aggregate
                                                                                                     Required Payoff
                                                                       Contracts                         Amount
                                                                   ---------------------------------------------------------
             1.    Current                                                     93.84%                           94.70%
                   31-60 days                                                   3.30%                            3.12%
                   61-90 days                                                   1.31%                            1.06%
                   91-120 days                                                  0.59%                            0.44%
                   120+ days                                                    0.96%                            0.68%

                             Total Delinquency                                 100.0%                           100.0%


                                                                    -------------------------------------------------------

                                                                         No. Of                    Aggregate Required
                                                                        Accounts                     Payoff Amounts
                                                                    -------------------------------------------------------
              1.    Current                                                   43,234                   646,768,764.14
                    31-60 days                                                 1,522                    21,313,305.18
                    61-90 days                                                   604                     7,238,825.43
                    91-120 days                                                  271                     3,017,454.55
                    120+ days                                                    441                     4,653,233.10

                              Total Delinquency                               46,072                   682,991,582.40









             2.    Delinquent Scheduled Payments:
                   Beginning of Collection Period                       7,449,253.46
                   End of Collection Period                             7,484,063.30
                                                                 -------------------

                             Change in Delinquent Scheduled Payments       34,809.84


     C.  DEFAULTED CONTRACT INFORMATION

             1.    Required Payoff Amount on Defaulted Contracts        2,721,648.03
             2.    Liquidation Proceeds received                        1,594,133.44
                                                                 --------------------
             3.    Current Liquidation Loss Amount                      1,127,514.59

             4.    Cumulative Liquidation Losses to date                4,471,442.36

                                        % of Initial Contracts                 1.741%
                            % of Initial Contract Pool Balance                 0.528%



VII. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT


     A.  CASH COLLATERAL ACCOUNT

             1.    Opening Cash Collateral Account                                                  50,895,912.26

             2.    Deposit from the Collection Account                                                       0.00

             3.    Withdrawls from the Cash Collateral Account                                        (962,967.80)

             4.     Available amount                                                                49,932,944.46

             5.    Required Cash Collateral Account Amount                                          48,974,295.13

             6.    Cash Collateral Account Surplus/ (Shortfall)                                              0.00

             7     Release of Cash Collateral Surplus                                                 -958,649.33

             8     Ending Cash Collateral Account                                                   48,974,295.13

      B.  CASH COLLATERAL ACCOUNT LOANS

              1.    Available Funds
                    a.  Excess Spread from Collection Account                                                        0.00
                    b.  Investment Earnings                                                                    171,782.54

                    Total Available Funds                                                                      171,782.54

              2.    Distribution of Available Funds
                    a.  Senior Loan Interest                                                                   120,291.75
                    b.  Senior Loan Principal                                                                   51,490.79
                    c.  Holdback Amount Interest                                                                     0.00
                    d. Holdback Amount Principal                                                                     0.00
                    e. Remainder to the Depositor                                                                    0.00

              3.    Distribution of CCA Surplus:
                    a.  Senior Loan Principal                                                                  958,649.33
                    b. Holdback Amount Principal                                                                     0.00
                                       Total Distribution of Surplus                                           958,649.33

              4.    Summary of Balance and Rate Information
                    Applicable Rates for the Interest Period:
                    a.  Libor Rate for the Interest Period                                3.8288%
                    b.  Senior Loan Interest Rate                                         7.3288%
                    c.  Holdback Amount Interest Rate                                     9.0788%


                    ---------------------------------------------------------------------------------------------------
                                                                   Aug-01                        Jul-01
                                             Item               Payment Date                  Payment Date
                    ---------------------------------------------------------------------------------------------------
                    a.  Senior Loan                                  9,346,668.74               10,356,808.86
                    b.  Holdback Amount                             42,357,880.69               42,357,880.69


VIII. MISCELLANEOUS INFORMATION

      A.  SERVICER ADVANCE BALANCE
              1.    Opening Servicer Advance Balance                                7,449,253.46
              2.    Current Period Servicer Advance                                 3,399,767.51
              3.    Recoveries of prior Servicer Advances                          (3,364,957.67)
              4.    Ending Servicer Advance Balance                                 7,484,063.30

      D.  OTHER RELATED INFORMATION

              1.    Discount Rate                                                        6.0260%

              2.    Life to Date Prepayment (CPR)                                           9.2%

              3.    Life to Date Substitutions:

                    a.  Prepayments                                    0.00

                    b.  Defaults                                       0.00

                        Servicer's Certificate


 The undersigned, on behalf of Capita Corporation, in its capacity as servicer (The "Servicer") under the Pooling and Servicing Agreement, dated as of February 1, 2001 (the "Pooling and Servicing Agreement"), among CIT Equipment Collateral 2001-1, NCT Funding Company LLC, Chase
      Manhattan Bank, as trustee under the Indenture, and Capita Corporation, in its individual capacity and as Servicer, DO HEREBY
CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on 08/20/01


   This Certificate shall constitute the Servicer's Certificate as required by Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.


                          Capita Corporation

                              Glenn Votek
                              Glenn Votek
                Executive Vice President, and Treasurer